UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date Earliest Event Reported): February 4, 2005


                       TRANSDERM LABORATORIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                       0-27642               13-3518345
             --------                     -----------        -------------------
  (State of other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization Number)     File Number)       Identification No.)

101 Sinking Springs Lane, Emigsville, PA                            17318
----------------------------------------                          ---------
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code: (717) 764-1191

                 460 Park Avenue, Suite 1300, New York, NY 10022
         (Former name or former address, if changed since last report)

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Item 4.01. Changes in Registrant's Certifying Accountant.

      On February 4, 2005, Transderm Laboratories Corporation (the "Registrant") retained the services of Demetrius & Company, L.L.C. to serve as its independent accountant to audit its financial statements. The Registrant has not retained an independent auditor since 2000. The engagement of Demetrius & Company was approved by the board of directors of the Registrant.

      Prior to its engagement, the Registrant had not consulted with Demetrius & Company, L.L.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that would be rendered on the Registrant's financial statements. Moreover, the Registrant did not seek, and Demetrius & Company, L.L.C. did not furnish, written or oral advice on any matter that the Registrant considered an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.

      Demetrius & Company's offices are located at Wayne Interchange Plaza II, 155 Route 46, Wayne, New Jersey 07470.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSDERM LABORATORIES CORPORATION
Dated: February 8, 2005

                                        By: /s/ Andy E.  Yurowitz
                                           -------------------------------------
                                           Andy E.  Yurowitz, President